                                Amendment No. 4
                                      To
                               Credit Agreement
                           Dated as of March 1, 1998
                                    Between
                         MK GOLD COMPANY, as Borrower
                                      And
                   LEUCADIA NATIONAL CORPORATION, as Lender

         This Amendment No. 4, dated as of April 1, 2001, hereby amends the Credit Agreement entered into as of March 1, 1998, as amended pursuant to Amendment No. 1, dated as of March 1, 2000, Amendment No. 2, dated as of October 17, 2000 and Amendment No. 3, dated as of December 31, 2000 (the "Credit Agreement"), between MK GOLD COMPANY, a Delaware corporation ("Borrower"), and LEUCADIA NATIONAL CORPORATION, a New York corporation ("Lender").

         Borrower and Lender agree as follows:

         1.       Amendments.
                  ----------

                  (a) The definition of "Termination Date" set forth in Section 1.1, "Defined Terms," of the Credit Agreement is hereby amended in its entirety to read as follows:

                  ""Termination Date" shall mean July 1, 2002, or such earlier
                    ----------------
                  date as may be determined in accordance with subsection
                  2.1(e)."

                  (b) Section 6.5(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Debt to Equity Ratio. Borrower shall not permit the ratio of
                   --------------------
                  (i) Consolidated Indebtedness to (ii) Consolidated Net Worth at any time to exceed 1.35 to 1.0."

         2.       No Other Amendments.  Except as expressly provided in this
                  -------------------
Amendment No. 3, the Credit Agreement is not amended, changed or modified, and the Credit Agreement remains in full force and effect.

         3.       Effective Date.  The effective date of this amendment is April
                  --------------
1, 2001.

         4.       Counterparts.  This amendment may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [signature page follows]

         IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment No. 4 to be duly executed as of the date first written above.

         Borrower:                        MK GOLD COMPANY,
                                          a Delaware corporation


                                          By: /s/ John Farmer
                                             ---------------------------------
                                          Name: John Farmer
                                               -------------------------------
                                          Title: CFO
                                                ------------------------------


         Lender:                          LEUCADIA NATIONAL CORPORATION,
                                          a New York corporation


                                          By: /s/ Joseph A. Orlando
                                             ---------------------------------
                                          Name: Joseph A. Orlando
                                               -------------------------------
                                          Title: V.P.
                                                ------------------------------